Exhibit 10.18

THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Third Amendment, dated July 1, 2021 (the “Third Amendment”), shall form a part of that certain Securities Purchase Agreement, dated February 11, 2020 (the “Purchase Agreement”), as amended by that certain First Amendment to Securities Purchase Agreement, dated July 7, 2020 (the “First Amendment”), and that certain Second Amendment to Securities Purchase Agreement, dated June 4, 2021(the “Second Amendment” and collectively with the First Amendment and the Purchase Agreement, the “Agreement”), among Bonne Santé Group, Inc., a Delaware corporation (the “Buyer”), Doctors Scientific Organica L.L.C., a Florida limited liability company (“DSO”), Oyster Management Services Ltd, a Florida limited partnership (“Oyster”), Lawee Enterprises L.L.C., a Florida limited liability company (“Lawee”), and U.S. Medical Care Holdings, L.L.C., a Florida limited liability company (“US Medical” and, together with DSO, Oyster and Lawee, the “Companies”), and Dr. Sasson E. Moulavi, an individual (“Seller”). The Buyer, the Companies and the Seller may each be referred to herein individually as a “Party” or together as the “Parties.”

To the extent that the term of this Third Amendment conflict with these contained in the Agreement, the terms of this Third Amendment shall control. Capitalized terms not defined herein shall have the meanings assigned to them on the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the Parties agree as follows:

1. Section 1.1 of the Purchase Agreement shall be amended to include the following definition:

“Adjustment Payment Date” means the earlier of (a) six months following the Closing or (b) two (2) days after the closing date of the Buyer’s proposed initial public offering.

2. The definition of “Minimum Working Capital” in Section 1.1 of the Agreement shall be amended to read as follows:

““Minimum Working Capital Requirement” means the average monthly working capital for the twelve-month period ended April 30, 2021, which shall not include the McKesson Claim as a part of the Accounts Payable.”

3. Section 2.2(b)(iii) of the Agreement shall be amended to read as follows:

“If the Closing Working Capital exceeds the Minimum Working Capital, then the Buyer shall pay to the Seller an amount in cash that is equal to the deficiency on or before the Adjustment Payment Date. If the Minimum Working Capital exceeds the Closing Working Capital, then the Seller shall pay to the Buyer an amount in cash that is equal to the deficiency on or before the Adjustment Payment Date.”

4. All other terms and conditioned contained within the Agreement shall remain in full force and effect.

5. Counterparts. This Third Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

BUYER:

BONNE SANTÉ GROUP, INC.

By:	/s/ Alfonso J. Cervantes
Name:	Alfonso J. Cervantes
Title:	Executive Chairman

COMPANIES:

DOCTORS SCIENTIFIC ORGANICA L.L.C.

By:	/s/ Sasson E. Moulav
Name:	Dr. Sasson E. Moulavi
Title:	Manager

OYSTER MANAGEMENT SERVICES LTD

By:	/s/ Sasson E. Moulav
Name:	Dr. Sasson E. Moulavi
Title:	Manager

LAWEE ENTERPRISES L.L.C.

By:	/s/ Sasson E. Moulav
Name:	Dr. Sasson E. Moulavi
Title:	Manager

U.S. MEDICAL CARE HOLDINGS, L.L.C.

By:	/s/ Sasson E. Moulav
Name:	Dr. Sasson E. Moulavi
Title:	Manager

SELLER:

DR. SASSON E. MOULAVI

/s/ Sasson E. Moulav

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